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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Simpson Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)
                            Simpson Industries, Inc.
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[SIMPSON INDUSTRIES, INC. LETTERHEAD]


                            YOUR VOTE IS IMPORTANT.

April 11, 2000

Dear Simpson Shareholders:

The Annual Meeting is only a few days away. If you have not yet returned your WHITE management proxy, now is the time to do so.

               VOTE TO PROTECT THE VALUE OF YOUR INVESTMENT FROM
                   THE ILL-ADVISED AND ILL-TIMED MMI PROPOSAL.

                VOTE YOUR WHITE PROXY FOR MANAGEMENT'S NOMINEES
                      AND AGAINST MMI's STOCKHOLDER PROPOSAL

Please support your Board's continuing efforts to maximize long-term shareholder value by signing, dating and returning the enclosed WHITE proxy card in the pre-paid express envelope provided. Time is short, so please cast your vote today.

Thank you for your support,


/s/ Roy E. Parrott
------------------------------------
Roy Parrott
Chairman and Chief Executive Officer

                        ATTENTION "STREET-NAME" HOLDERS:
                                    IMPORTANT

   IF YOUR SHARES ARE HELD FOR YOUR ACCOUNT BY YOUR BROKER OR BANK, ONLY THEY
          CAN VOTE THEM AND THEY MUST HAVE YOUR INSTRUCTIONS TO DO SO.

Since this is a contested election, your broker cannot vote your shares without your instructions. Please sign, date and return your WHITE proxy card today. If you do not return your card, your shares will not be voted.

If you have any questions, or need assistance in voting your shares, please contact our proxy solicitor:

                           Innisfree M&A Incorporated
                             Toll Free:888-750-5834